
LAREDO
PETROLEUM, INC.

LAREDO PETROLEUM

Corporate Presentation

December 2013

Forward-Looking / Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from our drilling activities, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly report on form 10-Q for the quarter ended June 30, 2013, Rule 424(b)(5) prospectus supplement filed August 8, 2013 and Laredo's other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "estimated ultimate recovery", "EUR" or descriptions of volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered, from a hypothetical and actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

As previously disclosed, on August 1, 2013 (with an economic effective date of April 1, 2013) the Company disposed of its oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. As a result of such sale, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties have been eliminated from the ongoing operations of the Company, and the information in this presentation has been prepared on such basis.

Laredo Petroleum Today

- **High-quality acreage position in the fairway of the Midland Basin**
- **Top-tier well results in multiple horizons**
- **Significant resource potential: >10x existing reserves [1]**
- **Transitioning to development manufacturing mode**
- **Strong financial structure**


Northern Shelf
Central Basin Platform
Midland Basin
Delaware Basin
LPI acreage

Concentrated Garden City acreage is in the heart of the Permian's Midland Basin

[1] Based on LPI internal reserve estimates (2-stream) as of 6/30/2013, pro-forma for sale of Anadarko Basin properties, and estimated total resource potential of more than 2 Billion Bbls

Concentrated Asset Portfolio Focused in Midland Basin

- **~141,230 net acres[1]**
- **~65% held by production[1]**
- **~90% average working interest[2]**
- **Multiple horizontal zones in addition to the Wolfcamp and Cline.**



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage

[1] As of 9/30/2013
[2] Working interest in wells drilled as of 9/30/2013

2013 Mid-Year Reserve Update

By Product


42%
58%
Oil
Natural Gas (>1,300 btu)

By Category


40%
60%
Proved Developed
Proved Undeveloped

183 MMBOE as of 6/30/13[1]

Permian Reserve Growth


Mmboe
200
180
160
140
120
100
80
60
40
20
0
101
160
183
12/31/2011
12/31/2012
6/30/2013

[1] Internal estimate, 2-stream, as of 6/30/2013, presented on a pro-forma basis for the Anadarko Basin assets divestiture

Identified Path for Growth



MMBOE (2-Stream)
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
183
>1,400
>1,600
LPI Estimate Total Proved Reserves 1 6/30/13
Additional De-risked Resource Potential 2
Identified Resource Potential
Additional Potential Resource 3
Total Resource Potential

[1] Internal estimate, 2-stream, as of 6/30/2013, presented on a pro-forma basis for the Anadarko Basin assets divestiture
[2] Based upon un-booked identified well locations for vertical Wolfberry's and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline
[3] Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing

2014 Capital Program

Total Capital - 2014
~$1,000 MM

Drilling & Completion	$840 MM
Facilities	130 MM
Land & Seismic	20 MM
Other	10 MM



Drilling & Completion
Facilities
Land & Seismic
Other

Drilling & Completion Capital

Drilling & Completion
~$840 MM

Hz Development	~55%
Vertical Development	~30%
Hz Delineation	~10%
Non-operated	~ 5%


Hz/Vert Development
Hz Delineation
Non-operated

Number of Rigs / Wells

6-7 Horizontal Rigs

Development:	60 - 65
Delineation:	10 - 12

5 Vertical Rigs

Development:	120 - 125

Permian Production Growth



70
60
50
40
30
20
10
0
MBOE/D
30%-35% CAGR
2011
2012
2013P
2014P
2015P
2016P

Permian Basin: Present Day


LPI acreage
Cline deposition axis
Wolfcamp deposition axis
Present day axis
MIDLAND BASIN
Midland
CENTRAL BASIN PLATFORM
Delaware Basin
EASTERN SHELF
QUACHITA - MARATHON
OVERTHRUST
N
0
100 miles

Laredo Situated Over Thickest Column of Sediment: W-E



A
West
East
A'
Ector County
Midland County
Glasscock County
Howard County
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Midland Basin
Central Basin Platform
Upper Spraberry
Lower Spraberry
Wolfcamp
Strawn
Cline
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo Situated Over Thickest Column of Sediment: N-S


North
South
B
B'
Borden County
Howard County
Glasscock County
Reagan County
Irion County
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
Midland Basin
Central Basin Platform
Upper Spraberry
Lower Spraberry
Wolfcamp
Canyon Sand
Cline
Strawn
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo's Permian-Garden City Shales[1]

Significant oil in place in multiple stacked zones

	Spraberry	Wolfcamp	Cline	A/B/W	Combined
Depth (ft)	5,000 – 7,000	7,000 – 8,500	9,000 – 9,500	9,500 – 10,500	5,000 – 10,500
Average Thickness (ft)	**1,500 – 2,000**	**1,500 – 2,000**	**250 – 350**	**350 – 400**	**3,600 – 4,750**
TOC (%)	4.0 – 13.0	2.0 – 9.0	2.0 – 7.5	2.0 – 13.0	2.0 – 13.0
Thermal maturity (% RSO)	0.6 – 0.7	0.7 – 0.9	0.9 – 1.1	0.9 – 1.2	0.6 – 1.2
Total porosity (%)	6.0% – 16.0%	4.0% – 8.0%	5.0% – 8.0%	3.0% – 13.0%	3.0% – 16.0%
Clay content (%)	15 – 40	25 – 45	30 – 40	20 – 45	15 – 45
Pressure gradient (psi/ft)	0.40 – 0.50	0.45 – 0.50	0.55 – 0.65	0.55 – 0.65	0.40 – 0.65
OOIP (MMBOE/Section)	**45 – 85**	**70 – 115**	**25 – 35**	**40 – 55**	**180 – 290**


Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka (A)
Barnett (B)
Woodford (W)
Fusselman

Additional zones with horizontal upside potential

[1] Properties from proprietary LPI core analysis

Vertical Wolfberry: Confirms Quality of Acreage[1]

- >800 vertical Wolfberry wells across acreage
  - >300 deep vertical Wolfberry wells through the Atoka
- Average well density is approximately one well per 200 acres across acreage
- >20% rate of return



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
LPI acreage
LPI deep vertical
85+ miles
20+ miles

[1] As of 9/30/2013

Proven Multi-zone Horizontal Performance

Average 30-day IP results from the Upper, Middle and Lower Wolfcamp at high end or exceeding type curve

Horizontal Zone	Total # of Completions[1]		Long Lateral 30-Day Average IP[2]
	Short Lateral	Long Lateral	*BOE/D 2-Stream*
Upper Wolfcamp	7	25	717
Middle Wolfcamp	1	5	630
Lower Wolfcamp	0	4	861
Cline	31	6	594

Commercial development has been proven for all four zones from 79 horizontal wells



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

[1] Well completions as of 9/30/2013

[2] Based on long lateral completions of over 6,000 ft with at least 30 days of production history past peak production as of 9/30/2013

Concentration of Resources Drives Efficiencies


Not to scale
Represents
~5,000 ft
Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

3 sections / 64 wells
4 Zones
Reserves: ~44 MMBOE
1 rig program: 5+ years D+C

Lateral Spacing Reservoir Simulation[1]



Distance between wells 1,500 Ft.



Distance between wells 500 Ft.

Reservoir Modeling Goals

- Optimize economics
  - Maximize recovery
  - Minimize wells
- Plan with life-cycle in mind

20-year reservoir drainage simulation supports 660-ft spacing for initial development phase

[1] Reservoir simulations resulted from joint project with Halliburton

Side-by-Side Conceptual Design

Side-by-Side Design

- Two side-by-side wells both drilled in one zone
- Lateral lengths: 7,000 – 7,500 feet
- Spacing: 660 feet

Objectives

- Optimize spacing
- Minimize interference
- Frac design and monitoring
- Frac optimization



1 mile
3 miles
Test Wells Drilled
Potential Future Wells
Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka Barnett Woodford
Fusselman

Muti-Zone Development in 2014

Stacked Lateral Development

- **2014 program expected to drill ~60 stacked laterals utilizing 20 multi-well pads**
- **First 3-well stacked pad completed in 2013**
  - **two-stream, 24-hour production rate of 3,318 BOE/D[1]**



4-Stacked
28 wells
3-Stacked
18 wells
2-Stacked
14 wells

[1] Drilled into the Upper, Middle and Lower Wolfcamp

Offset Pad Development



1
2
3
4
Frac Plane
25'
Legend:
Cline
Lower WC
Middle WC
Upper WC
5
6
7
8





Offset pad configuration provides the optimal geometry to fully drain a section

Efficiency Gains from Pad Drilling



Drill and Complete Days For Individual Well
1
2
5
15
30
52
0
20
40
60
Days
Rig Move
Frac Completion to Start of Production
Frac
Rig Release to Start of Completion
Drilling
Efficiency Gain for 4-Well Pad vs 4-Well Individual Program
52
52
52
52
3
135
15
18
2
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
>40-Day
Efficiency Gain
0
20
40
60
80
100
120
140
160
180
200
Days

Production Impact From Multi-Well Pads



One Rig, 4-Well Stacked Pad Drilling Example
Production Impact (Gross BOE/D)
6000
5000
4000
3000
2000
1000
0
Production – 2nd Pad
Production – 1st Pad
Wells Spud, Drill and Complete
1 2 3 4 5 6 7 8 9 10 11 12 13 14
Months

- Creates lumpy production
- Up to 123-day delay in initial production vs an individual well
- Balancing production impact and pad drilling efficiencies
- 2014 development will include 2, 3 and 4-well pad drilling

Fluid / Gas Management Plan

- Water well pit
- Water wells
- Well pad
- Multi- line corridor
- Oil gathering
- Off lease wtr disposal
- HP gas lift/HP Sale
- LP gas gathering
- Rig fuel gas
- Flowback water
- Treated water
- SR/ET water



Gas Compression Facility up to 16 MMcf/D
Gas Compression Facility up to 16 MMcf/D
Water Treatment Facility Capacity 600,000 bbls
7 miles

Multi-line Corridor & Location Of Water Pits Crucial To The Development Program

Cost Savings Initiatives

- Pad drilling efficiencies
- Multi-well frac efficiencies
- Negotiated service cost reductions
  - Coil
  - Pumping services
  - Wireline logging
  - Frac tank
- Optimizing drilling and completions operations
- Proppant sourcing improvements
- Reduction in transportation cost
- Improved water management
- Integration of new technologies
- Reduction in chemical usage
- Natural gas fueling

Anticipated 10%-15% cost reduction

ROR vs Well Capital Costs

Permian Well Costs					
($MM)	Upper Wolfcamp	Middle Wolfcamp	Lower Wolfcamp	Cline	Vertical
2013 YTD	$7.8	$7.8	$8.5	$9.0	$2.4
2013 Target	7.2	7.2	7.9	8.4	2.0
2014 Target	6.8	6.8	7.5	8.0	1.9

$90/Bbl and $3.75/Mcf



90
80
70
60
50
40
30
20
10
ROR (%)
2013 Current
2013 Target
2014 Target

$100/Bbl and $3.75/Mcf



90
80
70
60
50
40
30
20
10
ROR (%)
2013 Current
2013 Target
2014 Target

Upper WC — Middle WC — Lower WC — Cline — Vertical Wolfberry

Sales Price Diversification

Firm transportation out of the Permian


Cushing
Wichita Falls
BridgeTex
Longhorn
Houston
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

- Existing Refinery
- Existing Pipelines
- New Pipelines and Additions

- 10,000 BOPD committed to Longhorn, increasing annually to >23,000 BOPD over 5 years
  - Eliminates Mid/Cush basis differential
  - Benefit from LLS Gulf Coast pricing premium to WTI
- 10,000 BOPD committed to BridgeTex (Mid 2014)
  - Eliminates Mid/Cush basis differential
  - Benefit from Brent pricing premium to WTI
- Balance sold in local Midland market
  - No long-term or volumetric commitments
  - Basis hedges in place to protect Mid/Cush basis risk

Processing Plant Capacity With LPI Direct Connectivity


Rawyhide Plt 75 MMcf/D
Conger Plt 25 MMcf/D
Bearkat Plt 60 MMcf/D
High Plains Plt 200 MMcf/D
Deadwood Plt 60 MMcf/D
Sterling Plt 62 MMcf/D
Roberts Ranch Plt 85 MMcf/D
Sprawberry Plt 60 MMcf/D
Driver Plt 200 MMcf/D
Pegasus Plt 100 MMcf/D
Midkiff Plt 200 MMcf/D
Benedum Plt 45 MMcf/D
Edward Plt 200 MMcf/D
DCP Benedum Plt 110 MMcf/D
Mertzon Plt 52 MMcf/D
Processor
DCP Midstream
Atlas
Targa Resources
CrossTex
LPI Acreage
~50 MMcf/D Plant
~100 MMcf/D Plant
~200 MMcf/D Plant

Laredo has direct connectivity to 4 processors (12 plants) with 1.1 Bcf/D capacity. Capacity by Q3-14 to increase to over 1.5 Bcf/D with addition of Atlas' Edward Plant, CrossTex's Bearkat Plant and Targa's High Plains Plant.

Preserving Financial Flexibility

- ~$1.1 billion of liquidity
- Growing borrowing base
- No near-term maturities
- Strong financial metrics



Credit Facility - Borrowing Base
$MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13

Debt (less cash) / Adjusted EBITDA[1]



3.0
2.5
2.0
1.5
1.0
0.5
0.0
2010
2011
2012
3Q-13

Debt (less cash) / Proved Developed Reserves[2]



$/BOE
$16
$14
$12
$10
$8
$6
$4
$2
$0
2010
2011
2012
3Q-13

[1] Estimated Permian EBITDA for 3Q-2013, annualized
[2] Internal estimate, 2-stream as of 6/30/2013, pro-forma for Anadarko Basin sale

Expanding Cash Margin


$80
$70
$60
$50
$40
$30
$20
$10
$0
$/BOE
70%
65%
60%
55%
50%
45%
40%
35%
30%
% Oil
$43.08
$36.70
$36.54
$35.40
$36.26
$39.97
$46.39
1Q-12
2Q-12
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
Cash margin
Lease operating expenses
Production and ad valorem taxes
General and administrative, cash
% Oil

Appendix

Hz Upper Wolfcamp Type Curve

Type Curve – 25 long lateral wells presented



1,000
100
10
BOD/D
1
12
24
36
48
60
Months
Presented on 2-stream basis
EUR - MBOE 715 - 800
30-Day IP - BOE/D 675 - 754
% Oil - (IP – Life) 77% - 69%
758 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data[1]
B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%

[1] Excludes Sterling County

Hz Middle Wolfcamp Type Curve

Type Curve – 4 long lateral wells presented



Presented on 2-stream basis
EUR - MBOE 600 - 700
30-Day IP - BOE/D 569 - 659
% Oil - (IP – Life) 77% - 69%
1,000
100
10
BOE/D
650 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data[1]
B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%
1
12
24
36
48
60
Months

[1] Excludes Sterling County

Hz Lower Wolfcamp Type Curve

Type Curve – 4 long lateral wells presented


Presented on 2-stream basis
EUR - MBOE 605 - 730
30-Day IP - BOE/D 574 - 690
% Oil - (IP – Life) 77% - 69%
1,000
100
10
BOE/D
668 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data[1]
B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%
1
12
24
36
48
60
Months

[1] Excludes Sterling County

Hz Cline Type Curve

5 Long lateral wells presented



1,000
100
10
BOE/D
1
12
24
36
48
60
Months
LPI Type Curve – 7,500-ft. lateral
Normalized production data 1

BOEPD/Frac Stage normalized data from 36 wells presented



100
10
1
BOD/D/STAGE
1
12
24
36
48
60
Months
LPI Type Curve – 7,500-ft. lateral
Normalized production data 1

EUR - MBOE	550 - 690
30-Day IP - BOE/D	663 - 828
% Oil - (IP – Life)	77% - 69%

B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%

Presented on 2-stream basis

[1] Excludes Sterling County

Sample Wolfcamp Hz 3-Stream Conversion



2-Stream - Wellhead
Conversion
3-Stream
30-Day IP
Wet Gas: 986 Mcf/D
Oil: 550 Bbl/D
Total: 715 BOE/D
986 Mcf/D Wellhead Gas
% of Total Volume: 23%
550 Bbl/D Wellhead Oil
% of Total Volume: 77%
740 Mcf/D Gas
Shrinkage Factor: 25%
158 Bbl/D NGL
Yield: 160 Bbl / Wellhead MMcf
Natural Gas
% of Total Volume: 15%
NGL
% of Total Volume: 19%
Oil
% of Total Volume: 66%
30-Day IP
Dry Gas: 704 Mcf/D
NGL: 158 Bbl/D
Oil: 550 Bbl/D
Total: 831 BOE/D
EUR
Wet Gas: 1,409 MMcf
Oil: 523 MBbl
Total: 758 MBOE
1,409 MMcf Wellhead Gas
% of Total Volume: 31%
523 MBbl Wellhead Oil
% of Total Volume: 69%
1,057 MMcf Gas
Shrinkage Factor: 25%
225 MBbl NGL
Yield: 160 Bbl / Wellhead MMcf
Natural Gas
% of Total Volume: 19%
NGL
% of Total Volume: 24%
Oil
% of Total Volume: 57%
EUR
Dry Gas: 1,057 MMcf
NGL: 225 MBbl
Oil: 523 MBbl
Total: 924 MBOE

Sample Cline Hz 3-Stream Conversion

30-Day IP

2-Stream - Wellhead

Wet Gas: 1,208 Mcf/D
Oil: 544 Bbl/D
Total: 746 BOE/D

1,208 Mcf/D Wellhead Gas
% of Total Volume: 27%

544 Bbl/D Wellhead Oil
% of Total Volume: 73%

Conversion

906 Mcf/D Gas
Shrinkage Factor: 25%

193 Bbl/D NGL
Yield: 160 Bbl / Wellhead MMcf

3-Stream

Natural Gas
% of Total Volume: 17%

NGL
% of Total Volume: 22%

Oil
% of Total Volume: 61%

30-Day IP	
Dry Gas:	906 Mcf/D
NGL:	193 Bbl/D
Oil:	544 Bbl/D
Total:	888 BOE/D

EUR

2-Stream - Wellhead

Wet Gas: 1,488 MMcf
Oil: 372 MBbl
Total: 620 MBOE

1,488 MMcf Wellhead Gas
% of Total Volume: 40%

372 MBbl Wellhead Oil
% of Total Volume: 60%

Conversion

1,116 MMcf Gas
Shrinkage Factor: 25%

238 MBbl NGL
Yield: 160 Bbl / Wellhead MMcf

3-Stream

Natural Gas
% of Total Volume: 23%

NGL
% of Total Volume: 30%

Oil
% of Total Volume: 47%

EUR	
Dry Gas:	1,116 MMcf
NGL:	238 MBbl
Oil:	372 MBbl
Total:	796 MBOE

Commodity Hedges

OIL

	2013	2014	2015
Puts			
Hedged Volume (Bbls)	270,000	540,000	456,000
Weighted Average Price ($/Bbl)	$65.00	$75.00	$75.00
Swaps			
Hedged Volume (Bbls)	816,000	2,157,496	-
Weighted Average Price ($/Bbl)	$100.08	$94.44	-
Collars			
Hedged Volume (Bbls)	192,000	726,000	2,219,500
Average Floor Price ($/Bbl)	$79.38	$75.45	$79.43
Average Ceiling Price ($/Bbl)	$121.67	$129.09	$101.83

NATURAL GAS

	2013	2014	2015
Collars			
Hedged Volume (MMBtu)	3,160,000	9,600,000	8,160,000
Average Floor Price ($/MMBtu)	$3.01	$3.00	$3.00
Average Ceiling Price ($/MMBtu)	$4.69	$5.50	$6.00

As of September 30, 2013

Adjusted EBITDA Reconciliation

(in thousands)	Three months ended September 30, 2013	Three months ended September 30, 2012	Nine months ended September 30, 2013	Nine months ended September 30, 2012
Net income (loss)	$ 12,543	$ (7,384)	$ 49,764	$ 49,826
Plus:				
Interest expense	24,929	24,423	76,221	60,781
Depreciation, depletion and amortization	55,982	63,925	187,346	176,145
Write-off of deferred loan costs	1,502	—	1,502	—
Bad debt expense	653	—	653	—
(Gain) loss on disposal of assets, net	(607)	1	(548)	9
Total (gain) loss on derivative financial instruments, net	9,838	24,156	2,732	(4,658)
Cash settlements of matured commodity derivative financial instruments, net	(3,975)	7,078	888	20,901
Cash settlements received for early terminations of derivative financial instruments, net	5,366	—	5,366	—
Premiums paid for derivative financial instruments that matured during the period(1)	(2,925)	(2,349)	(8,681)	(6,786)
Non-cash stock-based compensation	5,876	2,767	13,556	7,602
Income tax expense (benefit)	10,369	(4,154)	31,970	28,027
Adjusted EBITDA	$ 119,551	$ 108,463	$ 360,769	$ 331,847

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PETROLEUM